NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           CONTINENTAL AIRLINES, INC.
                      FLOATING RATE SECURED NOTES DUE 2007

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Continental Airlines, Inc. (the "Company") made pursuant to the Prospectus, dated [____________], 2003 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wilmington Trust Company (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             DELIVERY TO: Wilmington Trust Company, Exchange Agent


            BY MAIL:                         BY OVERNIGHT DELIVERY OR HAND:
     Wilmington Trust Company                   Wilmington Trust Company
      DC-1615 Reorg Services                Corporate Trust Reorg Services
           PO Box 8861                         1100 North Market Street
  Wilmington, Delaware 19899-8861           Wilmington, Delaware 19890-1615



                             FACSIMILE TRANSMISSION:
                                 (302) 636-4145


                              CONFIRM BY TELEPHONE:
                                 (302) 636-6472

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes               Name(s) of Record Holder(s):
Tendered:
                                            ------------------------------------
$
 -----------------------------------        ------------------------------------

Certificate Nos. (if available):            Address(es):

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

If Old Notes will be delivered by           Area Code and Telephone Number(s):
book-entry transfer to the
Depositary Trust Company, provide           ------------------------------------
account number.
                                            ------------------------------------
Account                                     Signature(s):
Number
       -----------------------------        ------------------------------------

                                            ------------------------------------

                                            Dated:
                                                  ------------------------------

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution ofhis Notice of Guaranteed Delivery.


Name of Firm:
             -----------------------        ------------------------------------
                                            (Authorized Signature)

Address:
        ----------------------------

------------------------------------

Area Code and
Telephone
Number:
       -----------------------------        Title:
                                                  ------------------------------

                                            Name:
                                                  ------------------------------

                                            Date:
                                                  ------------------------------